Exhibit 99.1

For immediate release:

CONTACT:	Thomas F. Hoffman
(724) 485-4060

CONSOL Energy and CNX Gas Announce Management Consolidation

PITTSBURGH (January 20, 2009)—CONSOL Energy Inc. (NYSE:CNX) and its majority-owned subsidiary, CNX Gas Corporation (NYSE:CXG) have made managerial changes affecting CONSOL Energy and CNX Gas, all effective January 16, 2009.

The goal of the management consolidation is to improve performance and profitability of both companies as well as to increase efficiency and reduce costs across all business areas, by creating a more unified organizational structure that will have functional, operational, and financial responsibility for all coal, gas, and related assets, while still recognizing the separate status of CNX Gas as a public company with shareholders in addition to CONSOL Energy.

J. Brett Harvey, President and Chief Executive Officer—CONSOL Energy Inc. has been appointed to the additional position of Chairman and Chief Executive Officer—CNX Gas Corporation.

Peter B. Lilly, President – Coal, will retire, following a career in the coal industry of nearly 40 years, during which Mr. Lilly served his country, the coal industry and CONSOL Energy with distinction. While at CONSOL Energy, he successfully negotiated a new National Bituminous Coal Wage Agreement between the Bituminous Coal Operators Association and the United Mine Workers of America, completed the integration of the former AMVEST mining operations into CONSOL, and was a senior spokesman for the company in the articulation of company views on energy and environmental policy. He served as the company’s representative on the boards of directors of the U.S. Chamber of Commerce, Waterways Council, Inc., and the World Coal Institute.

Nicholas J. DeIuliis has been appointed Executive Vice President and Chief Operating Officer for CONSOL Energy. He also will serve as President and Chief Operating Officer of CNX Gas Company. DeIuliis will have overall responsibility for energy production (coal and gas), focusing particularly on production efficiency and production coordination between coal and gas.

Robert F. Pusateri has been appointed Executive Vice President—Energy Sales and Transportation Services for both companies. He will continue to serve as President of CONSOL Energy Sales Company. Pusateri will have overall responsibility for sales of coal and gas, as well as transportation services and the management of CO2 credits generated by the two companies.

William J. Lyons remains Executive Vice President and Chief Financial Officer. He will have responsibility for the essential financial functions of the CONSOL Energy and CNX Gas.

P. Jerome Richey has been appointed Executive Vice President—Corporate Affairs and Chief Legal Officer for both companies and also will serve as Secretary to each company.

Robert P. King has been appointed Executive Vice President—Business Advancement and Support Services for both companies. He will be responsible for identifying and developing new business opportunities as well as managing critical, non-financial support services for both companies.

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CONSOL Energy Inc., a high-Btu bituminous coal and coal bed methane company, is a member of the Standard & Poor’s 500 Equity Index and has annual revenues of $3.7 billion. CNX Gas is the leading E&P Company in the Appalachian Basin. CONSOL has 17 bituminous coal mining complexes in six states and reports proven and probable coal reserves of 4.5 billion tons. CONSOL Energy was named one of America’s most admired companies in 2005 by Fortune magazine. It received the U.S. Department of the Interior’s Office of Surface Mining National Award for Excellence in Surface Mining for the company’s innovative reclamation practices in 2002, 2003 and 2004. Also in 2003, the company was listed in Information Week magazine’s “Information Week 500” list for its information technology operations. In 2002, the company received a U.S. Environmental Protection Agency Climate Protection Award. Additional information about the company can be found at its web site: www.consolenergy.com.

Forward-Looking Statements

Various statements in this document, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995). The forward-looking statements may include projections and estimates concerning the timing and success of specific projects, our future production, revenues, income and capital spending. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “would,” “will,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this document speak only as of the date of this document; we disclaim any obligation to update these statements unless required by securities law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, uncertainties and contingencies include, but are not limited to: reliance on customers extending existing contracts or entering into new long-term contracts for coal; reliance on major customers; our inability to collect payments from customers if their creditworthiness declines; the disruption of rail, barge and other systems that deliver our coal, or pipeline systems which deliver our gas; a loss of our competitive position because of the competitive nature of the coal industry and the gas industry, or a loss of our competitive position because of overcapacity in these industries impairing our profitability; our inability to hire qualified people to meet replacement or expansion needs; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion; the inability to produce a sufficient amount of coal to fulfill our customers’ requirements which could result in our customers initiating claims against us; the risks inherent in coal mining being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, accidents and weather conditions which could cause our results to deteriorate; increases in the price of commodities used in our mining operations and could impact our cost of production; obtaining governmental permits and approvals for our operations; the effects of government regulation; the effects of stringent federal and state safety regulations; the effects of mine closing, reclamation and certain other liabilities; uncertainties in estimating our economically recoverable coal and gas reserves; we do not insure against all potential operating risks; the outcomes of various legal proceedings, which proceedings are more fully described in our reports filed under the Securities Exchange Act of 1934; increased exposure to employee related long-term liabilities; our participation in multi-employer pension plans may expose us to obligations beyond the obligation to our employees; lump sum payments made to retiring salaried employees pursuant to our defined benefit pension plan; our ability to comply with laws or regulations requiring that we obtain surety bonds for workers’ compensation and other statutory requirements; acquisitions that we recently have made or may make in the future including the accuracy of our assessment of the acquired businesses and their risks, achieving any anticipated synergies, integrating the acquisitions and unanticipated changes that could affect assumptions we may have made; the anti-takeover effects of our rights plan could prevent a change of control; risks in exploring for and producing gas; new gas development projects and exploration for gas in areas where we have little or no proven gas reserves; the availability of field services, equipment and personnel for drilling and producing gas; replacing our natural gas reserves which if not replaced will cause our gas reserves and gas production to decline; costs associated with perfecting title for gas rights in some of our properties; we need to use unproven technologies to extract coalbed methane on some of our properties; location of a vast majority of our gas producing properties in three counties in southwestern Virginia, making us vulnerable to risks associated with having our gas production concentrated in one area; other persons could have ownership rights in our advanced gas extraction techniques which could force us to cease using those techniques or pay royalties; the coalbeds from which we produce methane gas frequently contain water that may hamper production; and other factors discussed in our 2007 Form 10-K under “Risk Factors,” as updated by any subsequent Form 10-Qs, which are on file at the Securities and Exchange Commission.

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